UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 7, 2025
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XENCOR, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36182	20-1622502

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

465 North Halstead Street, Suite 200 Pasadena, California	91107

(Address of Principal Executive Offices)	(Zip Code)
(626) 305-5900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	XNCR	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non‑Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a) On February 11, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of Xencor, Inc. (the “Company”), after consultation with the Company’s management and RSM US LLP, the Company’s independent registered public accounting firm (“RSM”) concluded that the following financial statements should no longer be relied upon because of errors in such financial statements as addressed in FASB ASC Topic 250, Accounting Changes and Error Corrections: (i) the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023, contained in its Annual Report on Form 10-K for the year ended December 31, 2023, originally filed with the Securities and Exchange Commission (the “SEC”) on February 29, 2024 (the “2023 Form 10-K”); (ii) the Company’s unaudited consolidated financial statements for the three months ended March 31, 2024, contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, originally filed with the SEC on May 9, 2024 (the “Q1 Form 10-Q”); (iii) the Company’s unaudited consolidated financial statements for the three and six months ended June 30, 2024, contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, originally filed with the SEC on August 8, 2024 (the “Q2 Form 10‑Q”); and (iv) the Company’s unaudited consolidated financial statements for the three and nine months ended September 30, 2024, contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, originally filed with the SEC on November 6, 2024 (the “Q3 Form 10-Q” and, together with the 2023 Form 10-K, the Q1 Form 10-Q and the Q2 Form 10-Q, the “Prior Filings”). In addition, the Audit Committee concluded that management’s report on the effectiveness of internal control over financial reporting as of December 31, 2023, and RSM’s report on the consolidated balance sheets as of December 31, 2023, the related consolidated statements of income (loss), comprehensive income (loss), stockholders’ equity and cash flows for the year ended December 31, 2023, and the related notes to the consolidated financial statements, as well as RSM’s report on the effectiveness of internal control over financial reporting as of December 31, 2023, should no longer be relied upon.
The Audit Committee reached its conclusion based on the following:
OMERS Life Sciences Royalty
In the financial statements included in the Prior Filings (collectively, the “Affected Financial Statements”), the Company accounted for a royalty transaction with OMERS Life Sciences entered into by the Company in November 2023 (the “Royalty Transaction”), as deferred income. Management has subsequently determined that the Royalty Transaction should be accounted for as debt in the Affected Financial Statements. The estimated impact of this error on the consolidated balance sheet for the year ended December 31, 2023 was that accounts receivable was understated by $12.4 million, deferred income was overstated by $156.9 million, debt was understated by $168.5 million, and shareholders’ equity was understated by $0.8 million; the estimated impact on the consolidated statement of income (loss) for the year ended December 31, 2023 was that revenue was understated by $6.3 million and interest expense was understated by $5.5 million; and the estimated impact on the consolidated statement of cash flows for the year ended December 31, 2023 is that cash flow provided by operating activities was overstated by $163.0 million, while cash flow provided by financing activities was understated by the same amount. Management further determined that the Company had a material weakness in its internal control over financial reporting related to this matter.
Taxes
In addition, the Company’s management became aware of a misstatement related to the Company’s treatment of research and development expenses under Section 174 of the Internal Revenue Code of 1986, as amended, whereby the Company understated the amount of research and experimental expenses that should have been capitalized for tax purposes in the year ended December 31, 2023, as reported in certain of the Prior Filings, and therefore identified an uncertain tax position estimated to be $5.6 million owed for the year ended December 31, 2023. In addition, the Company became aware of a misstatement related to its state tax obligations. The Company evaluated its taxable presence and estimates that it understated its state income tax expense by approximately $2.2 million, net of the federal benefit, for the year ended December 31, 2023. These amounts exclude any interest and penalties. The estimated impact on the consolidated balance sheet for the year ended December 31, 2023 was that uncertain tax position payable was understated by $7.7 million, income tax payable was understated by $0.1 million and shareholders’ equity was overstated by $7.8 million. Management further determined that the Company had a material weakness in its internal control over financial reporting related to this matter.
These matters will have no impact on the Company’s cash, cash equivalents and marketable debt securities as reported in the Prior Filings.

The Company has determined to restate the Affected Financial Statements to address the foregoing and will prepare amendments to each of the Prior Filings that include the restated financial statements (collectively, the “Amendments”). The Company’s remediation plans with respect to the material weaknesses described above will be included in the Amendments.
Additionally, as the Company is restating the Affected Financial Statements, the Company may make immaterial adjustments in the Affected Financial Statements. The restatement of the Affected Financial Statements is not anticipated to have a material impact on the Company’s future business or operations. However, the Company’s internal review is ongoing and the Company may identify further required changes to previously reported amounts or control findings. There can be no assurance that the actual effects of the restatement will be only as described above.
The Company is diligently pursuing completion of the restatements and intends to file the Amendments prior to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
The Audit Committee discussed the matters described in this Item 4.02(a) with RSM.
(b) On February 7, 2024, the Company was advised by, and received notice from, RSM that disclosure should be made and action should be taken to prevent future reliance on (i) the Reports of Independent Registered Public Accounting Firm, dated February 28, 2024, relating to the Company’s internal control over financial reporting and consolidated financial statements for the year ended December 31, 2023, and (ii) the completed interim reviews for the interim periods ended March 31, 2024, June 30, 2024 and September 30, 2024, and that RSM has recalled its reports, dated February 28, 2024, on the Company’s 2023 internal control over financial reporting and the 2023 financial statements. The Audit Committee discussed with RSM the matters disclosed in this Item 4.02(b).
RSM was provided a copy of the disclosures made in this Current Report on Form 8-K and was requested by the Company to furnish the Company, as promptly as possible, a letter addressed to the SEC stating whether RSM agrees with the statements made by the Company in response to this Item 4.02 and, if not, stating the respects in which it does not agree. A copy of the letter from RSM is attached as Exhibit 7.1 to this Current Report on Form 8-K.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the Company’s expectations and preliminary estimates of the impact of the restatement on the Company’s Affected Financial Statements and the Prior Filings; the scope of the restatement and the controls and procedures deficiencies; the timing of the completion of the restatement and the filing of the Amendments; plans to remediate the deficiencies, including the material weaknesses, with respect to the Company’s internal control over financial reporting and disclosure controls and procedures; the impact of these matters on the Company’s performance and outlook; expectations concerning the Company’s performance and financial outlook; and any statements or assumptions underlying any of the foregoing. You can identify forward‑looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “if,” “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, risks related to the timely and correct completion of the restatement and the Amendments; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing with the SEC of the periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC; risks related to changes in the effects of the restatement on the Prior Filings or financial results; risks related to higher than expected charges after completing the restatement process; risks related to our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to changes to accounting rules or regulations; risks related to fluctuations in our tax obligations and effective tax rate and realization of our deferred tax assets, including net operating loss carryforwards, which may result in volatility of our results of operations; risks related to the Company’s plans to remediate any control and procedures deficiencies; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures; risks related to the application of accounting or tax principles in an unanticipated manner; risks related to our dependence on key personnel and any changes in our ability to retain key personnel; as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Prior Filings, and similar disclosures in subsequent reports filed with the SEC, including the Amendments which are or will be available on our investor relations website at https://investors.xencor.com/financials-and-filings and on the SEC’s website at www.sec.gov. Any forward-looking statement made by us in this Current Report on Form 8-K speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
7.1	Letter from RSM US LLP, dated February 13, 2025.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2025	XENCOR, INC.

	By:	/s/ Celia Eckert
Celia Eckert
General Counsel & Corporate Secretary